Summary prospectus

Delaware Ivy VIP Pathfinder Aggressive — Class II

May 1, 2023

Before you invest, you may want to review the Portfolio's statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio's statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Portfolio's statutory prospectus and statement of additional information, both dated May 1, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Portfolio's investment objective?

Delaware Ivy VIP Pathfinder Aggressive seeks to provide growth of capital consistent with a more aggressive level of risk as compared to the other Delaware Ivy VIP Pathfinder Portfolios.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	II
Management fees	0.00%
Distribution and service (12b-1) fees	none
Other expenses	0.21%
Acquired fund fees and expenses	0.74%[1]
Total annual portfolio operating expenses	0.95%[2]

[1]

Acquired fund fees and expenses sets forth the Portfolio's pro rata portion of the cumulative expenses charged by the Underlying Funds (defined below) in which the Portfolio invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Portfolio's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Fund for the Portfolio's most recent fiscal period.

[2]

The Total annual portfolio operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	II
1 year	$97
3 years	$303
5 years	$525
10 years	$1,166

Portfolio turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds, but it could pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher

Summary prospectus

transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 30% of the average value of its portfolio.

What are the Portfolio's principal investment strategies?

Delaware Ivy VIP Pathfinder Aggressive seeks to achieve its objective by allocating its assets among asset classes so that approximately 50-60% of the value of the Portfolio’s assets is in the US stocks class, approximately 25-35% of the Portfolio’s assets is in the international/global stocks class, approximately 0-20% of the Portfolio’s assets is in the bonds class, and approximately 0-25% of the Portfolio’s assets is in the short-term investments class (including cash). The Portfolio implements this allocation by investing primarily in other Delaware Funds (Underlying Funds). The Portfolio typically will invest in Standard Class or Class I shares of an Underlying Fund, as applicable. To the extent an Underlying Fund does not offer Class I shares, the Portfolio will invest in Class II shares of such Underlying Fund. Shorter-term allocations may vary from the target ranges described above. For the most current list of Underlying Funds in which the Portfolio invests, please see the Portfolio's most recent shareholder report or portfolio holdings disclosures. For more information about the investment strategies and risks of an Underlying Fund, see such Underlying Fund's prospectus.

These allocations are projections only and may be changed by Delaware Management Company (Manager), the Portfolio’s investment manager, from time to time. Actual allocations are not limited to the ranges described above and may vary. The Manager monitors the Portfolio's holdings and cash flow and will periodically adjust the Portfolio’s asset allocation to realign it with the Portfolio’s risk profile and investment strategies. The Manager evaluates the Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of the Manager. The Manager applies a long-term investment horizon with respect to the Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented US and international/global stocks and, to a lesser extent, a mixture of investment-grade and non-investment-grade corporate bonds and US government securities, and money market instruments. Although the majority of the Portfolio’s indirect stock holdings are of US and foreign large-capitalization companies, the Portfolio may have potentially significant exposure to mid-capitalization companies and small-capitalization companies.

The Portfolio is intended for aggressive investors comfortable with incurring the risk associated with growth investing and investing in a high percentage of stocks, including foreign stocks, investors with long-term time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. An investment in the Portfolio may not be appropriate for all investors. The Portfolio's principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Asset allocation risk — The risk associated with the allocation of a portfolio's assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a portfolio's performance. There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in a portfolio performing poorly.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Portfolio invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Investment company securities risk — The risk that when a portfolio invests in another investment company, shareholders of the portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the portfolio's fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Other risks applicable to a fund of funds structure — There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio's management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy VIP Pathfinder Aggressive performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Portfolio became part of Delaware Funds by Macquarie® and Delaware Management Company became the Portfolio’s investment manager. The returns shown from before April 30, 2021 are from the Portfolio’s prior investment manager. The Portfolio's past performance is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Performance reflects all Portfolio expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Summary prospectus

Calendar year-by-year total return (Class II)

During the periods illustrated in this bar chart, Class II’s highest quarterly return was 18.87% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.62% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Class II	-16.72%	6.22%	8.55%
Current Blended Benchmark (reflects no deduction for fees, expenses, or taxes)*	-16.50%	5.90%	8.71%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	-19.21%	8.79%	12.13%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-14.01%	2.03%	5.16%
Bloomberg U.S. Credit Index (reflects no deduction for fees, expenses, or taxes)	-15.26%	0.42%	1.82%

* The Current Blended Benchmark is computed using a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg U.S. Credit Index. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Senior Vice President, Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Managing Director, Chief Investment Officer ‑ Global Multi-Asset Team	November 2021
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management ‑ Global Multi-Asset Team	November 2021

Purchase and redemption of Portfolio shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The dividends and distributions paid from the Portfolio to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Portfolio must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Portfolio through a broker/dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

VIPSUM-PAGG 4/23